[SHIP VANGUARD LOGO]


VANGUARD(R) FUNDS

SUPPLEMENT TO THE PROSPECTUS

Vanguard Signal(TM) Shares are now available to institutional clients. Vanguard may modify this policy at any time without prior notice to shareholders.
































(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSSGNLB 062007